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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


               We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 1999 relating to the financial statements of Altera Corporation, which appears in Altera Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.







PricewaterhouseCoopers LLP
San Jose, California
February 28, 2000




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